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                               FIFTH AMENDMENT TO
                       DATA PROCESSING SERVICE AGREEMENT

     This Fifth Amendment to Data Processing Service Agreement (the "Amendment") is made as of July 1, 1993 by and between Central Life Assurance Company, an Iowa Corporation having its corporate offices at 611 Fifth Avenue, Des Moines, Iowa 50309 ("Central") and Midland Savings Bank FSB, having its corporate offices at 606 Walnut, Des Moines, Iowa 50309 ("Midland").

     The parties hereto agree as follows:

     1. BACKGROUND. Central and Midland entered into a Data Processing Service Agreement dated November 1, 1989 which was amended by the First Amendment dated September 30, 1990, the Second Amendment dated May 1, 1991, the Third Amendment dated October 1, 1991, and the Fourth Amendment dated January 2, 1992, (The "Agreement"). Central and Midland wish to modify the Agreement to more specifically describe the services provided and to updated the charges for such services.

     2. AMENDMENTS TO AGREEMENT. Schedules I and II of the Agreement as previously amended are hereby deleted and replaced by a new schedule of services and charges, to be known as Schedule I-1A, which is attached hereto and by this amendment becomes part of the Agreement upon the effective date of this Amendment.

         Section 1.01 of the Agreement, on Services to be Provided, as amended, is hereby amended by replacing the description of the data processing services therein with the description of Basic Processing Services and Optional Processing and Support Services shown in Schedule I-1A.

         Section 1.02 of the Agreement, on Availability of Services, as amended, is hereby amended by replacing subsections (i), (ii), (iii), (iv),
(v), and (vii) with Part B of Schedule I-1A.

         Sections 4.01, 4.02, 4.03 and 4.04(i), on the Compensation to be paid by Midland for data processing services, courier services and disaster recovery services provided by Central, are hereby amended by replacing the references to Schedule II and all other rates and charges specified therein with the applicable rates shown in Schedule I-1A.

     3. CONTINUATION OF ALL OTHER TERMS AND CONDITIONS. All other terms and conditions contained in the Agreement and not specifically referred to and modified herein shall continue in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


CENTRAL LIFE ASSURANCE COMPANY             MIDLAND SAVINGS BANKS, FSB

By  /s/ Michael G. Frazier                 By  /s/ Alfred P. Moore
  ------------------------------------       -----------------------------------
   Michael G. Frazier                         Alfred P. Moore
   Senior Vice President                      President

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                                 SCHEDULE I-1A
                           DATA PROCESSING SERVICES


A.  BASIC PROCESSING CHARGES
    ------------------------
    a.  ACCOUNTS OR LOANS:
         INSTALLMENT CREDIT ACCOUNTS
         ---------------------------
         FROM                          TO                         MONTHLY RATE
                                                                  PER LOAN

              0                        15,000                       0.65
         15,001                        and above                    0.50

         CONSUMER LOANS
         --------------
         FROM                          TO                         MONTHLY RATE
                                                                  PER LOAN

              0                         5,000                       0.95
          5,001                         and above                   0.75

         SAVINGS ACCOUNTS
         ----------------
         FROM                          TO                         MONTHLY RATE
                                                                  PER LOAN

              0                        50,000                       0.55
         50,001                        and above                    0.45

         CHECKING ACCOUNTS
         -----------------
         FROM                          TO                         MONTHLY RATE
                                                                  PER LOAN

              0                        50,000                       0.60
         50,001                        and above                    0.40


For the fee described above, the processing services provided are the following:

     1.  Computer processing (On-line and Batch)
     2.  Disk input/output and storage
     3.  Magnetic Tape input/output and storage
     4.  Help Desk Telephone Support
     5.  Production Control Support
     6.  Storage Administration
     7.  Disaster/Recovery Services

The above fees cover total on-line transactions equal to a maximum of 3.5 million transactions per month. Central Life Corporate Service shall have the right to bill Client and Client agrees to pay a fee as negotiated by both parties for the number of transactions over and above the maximum number of transactions.


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                                           INSTALLATION             MONTHLY
     b.  TELECOMMUNICATIONS SERVICES       CHARGE                   CHARGE

         1.  19200 BPS limited distance
             transmission line             at proposed                $270
                                           rate

         2.  Host Mainframe Access                                    $10
             Charge per userid


                                                                     RATE
                                                                     PER
     c.  PRINTING SERVICES                                           UNIT
                                                                     ----

         1.  Impact Printing               per page                  .0657
         2.  Laser Printing                per page                   .031
         3.  Microfiche Printing           per page                   .005


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C.  OPTIONAL PROCESSING AND SUPPORT SERVICES
    ----------------------------------------
                                                                  RATE PER UNIT
1.  PERSONNEL AND RELATED

      a.  CTS Director                      per hour                  100.00
      b.  Data Center Supervisor            per hour                   55.00
      c.  Programming Director              per hour                  100.00
      d.  Systems Programmer                per hour                   75.00
      e.  Data Services Analyst             per hour                   40.00
      f.  Data Services Specialist          per hour                   35.00
      g.  Production Supp. Analyst          per hour                   40.00
      h.  Production Supp. Spec             per hour                   35.00
      i.  Programming Supervisor            per hour                   65.00
      j.  Network/PC Manager                per hour                   65.00
      k.  Business Analyst                  per hour                   58.00
      l.  Telecommunication Analyst         per hour                   58.00
      m.  Senior Programmer Analyst         per hour                   48.00
      n.  Programmer Analyst                per hour                   43.00
      o.  Senior Programmer                 per hour                   35.00
      p.  Network Analyst                   per hour                   49.00*
      q.  Network Technician                per hour                   44.00*
      r.  PC-Senior Program. Anal.          per hour                   49.00*
      s.  PC-Programmer Analyst             per hour                   44.00*
      t.  PC-Senior Programmer              per hour                   36.00*
      u.  Senior systems Program.           per hour                  100.00
      v.  Security Administrator            per hour                   50.00
      w.  Prod/Support Supervisor           per hour                   65.00
      x.  Computer Operator                 per hour                   35.00

      * Rates are higher to reflect additional overhead costs due to necessary hardware and software.

2.  COMPUTER PROCESSING

      a.  Tapes shipped out of house will be
          billed to Client if not returned
          within three months                                          25.00
      b.  Data file restore to magnetic disk                            7.00

3. SPECIAL PROCESSING AND SERVICES

      a.  Lewis System Delivery/per month                              74.00
      b.  Tape Copiers/per copy                                        35.00
      c.  IIN Access/per month                                         60.00
           - American Express, American Airlines
           - ADP, Dow Jones, Dun & Bradstreet
           - LOMA, LEXIS, WESTLAW
      d.  INFOBOT Services for Sundays                               3000.00

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4. MEDIA AND OTHER

      a.  Special microfiche copies
           - 1-25 copies                                               10.00
           - 26 and above                                        time & material
      b.  Tape retrieval from offsite storage                          20.00
      c.  Data Center report pickup at window                           5.00


5. NETWORK USAGE
                                                                     RATE PER
                                                                    1000 UNITS
                                                                    ----------
      a.  Usage will be calculated monthly in                         .037
          1,000 units

          For the fee described above, the network services provided are the following:

          1.  Network wiring and access
          2.  Tape backup and recovery
          3.  Network maintenance, monitoring, tuning, trouble shooting
          4.  Network hardware and software (maintenance and upgrades)
          5.  Network administration (adding users, security, etc)
          6.  Disk storage

      b.  The network hours of scheduled availability will be as follows:

              Sunday through Saturday, from 6:00 a.m. until 10:00 p.m.